Exhibit 99.2
Earnings Release October 17, 2007

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2006, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Another record quarter By all key measures, the Texas economy continues to be relatively strong even in light of some weakening in the housing market Results continue to demonstrate success of strategy and increased focus Achieving growth organically

Financial Highlights EPS growth Increased 6% from Q2-2007 Increase of 10% compared to Q3-2006 Growth in loans Held for investment - 8% increase on linked-quarter basis; 29% growth over Q3-2006 Total loans - 6% increase on linked-quarter basis; 27% growth over Q3-2006 Growth in deposits Demand deposits - Increase of $11.5 million, or 3%, on linked-quarter basis; 1% increase from Q3-2006 Total deposits - Increase of 8% on linked-quarter basis; 14% growth over Q3-2006 Net interest margin at 3.86% Increase of 3 bps from Q2-2007; increase of 6 bps from Q3-2006 Growth in DDA from Q2-2007 - DDA growth important element of NIM Improvement in cost structure and effective utilization of interest-bearing funds Earning asset composition improving with loan growth Credit quality Net charge-offs of $59,000 in Q3-2007 and net recoveries of $300,000 YTD Provision of $2.0 million related to growth in portfolio Comparisons based on average balances and results of continuing operations

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Net income of $8.8 million, an increase of 5% on linked-quarter basis and 10% from Q3-2006 Improved operating leverage Net interest income growth of 6.6% from Q2-2007 and 22.1% from Q3-2006, with results driven by strong loan growth Non-interest income decrease due to reduction in Loans Held for Sale Net revenue growth of 4% from Q2-2007 and 20% from Q3-2006 2% linked-quarter growth in non-interest expense; 20% from Q3-2006 NIM increased by 3 bps for linked quarter; increase of 6 bps from Q3-2006 Strong growth in total deposits - 8% from Q2-2007 and 14% from Q3-2006 on an average basis DDA growth of 3% from Q2-2007 on an average basis; 1% increase from Q3-2006 Reduction in interest rates had limited impact - rapid growth has reduced asset sensitivity Note: All comparisons based on continuing operations

Income Statement (in thousands) Q3-07 Q2-07 Q1-07 Q4-06 Q3-06 Net interest income $ 36,759 $ 34,471 $ 31,667 $ 31,832 $ 30,101 Provision for loan losses 2,000 1,500 1,200 1,000 750 Net interest income after provision for loan losses 34,759 32,971 30,467 30,832 29,351 Non-interest income 4,647 5,288 5,136 4,833 4,478 Non-interest expense 25,894 25,411 24,095 23,993 21,635 Income before income taxes 13,512 12,848 11,508 11,672 12,194 Income tax expense 4,668 4,463 3,922 3,958 4,157 Net income $ 8,844 $ 8,385 $ 7,586 $ 7,714 $ 8,037 Diluted EPS $ .33 $ .31 $ .29 $ .29 $ .30 Net Interest Margin 3.86% 3.83% 3.78% 3.86% 3.80% ROA .88% 0.88% 0.84% 0.87% 0.94% ROE 12.73% 12.59% 12.12% 12.53% 13.83% Efficiency 62.5% 63.9% 65.5% 65.4% 62.6% Note: Above financial data and ratios based on continuing operations

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q3 2007 Q2 2007 Q3 2006 Q3/Q2 % Change YOY % Change Loans held for investment $3,195,480 $2,964,863 $2,479,057 8% 29% Loans held for sale 150,031 191,979 150,225 (22)% 0% Total loans 3,345,511 3,156,842 2,629,282 6% 27% Securities 480,768 500,409 555,751 (4)% (13)% Demand deposits 469,610 458,096 464,645 3% 1% Total deposits 3,212,564 2,968,378 2,822,511 8% 14% Total assets 3,992,672 3,841,661 3,386,121 4% 18% Note: Above financial data based on continuing operations

Financial Summary (in thousands) Period End Period End Period End Q3 2007 Q2 2007 Q3 2006 Q3/Q2 % Change YOY % Change Loans held for investment $3,296,039 $3,091,657 $2,543,059 7% 30% Loans held for sale 118,221 176,022 151,255 (33)% (21)% Total loans 3,414,260 3,267,679 2,694,314 4% 27% Securities 476,448 490,967 554,732 (3)% (14)% Demand deposits 471,109 495,010 467,750 (5)% 1% Total deposits 3,295,707 3,112,560 2,776,648 6% 19% Total assets 4,077,290 3,943,518 3,463,009 3% 18% Note: Above financial data based on continuing operations

QTD Average Balances, Yields and Rates (in thousands) Q3 2007 Q3 2007 Q2 2007 Q2 2007 Q3 2006 Q3 2006 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 480,768 4.83% $ 500,409 4.89% $ 555,751 4.80% Fed funds sold & liquidity investments 2,102 4.91% 2,032 4.93% 3,248 4.89% Loans held for sale 150,031 6.92% 191,979 7.19% 150,225 7.25% Loans held for investment 3,195,480 8.46% 2,964,863 8.53% 2,479,057 8.57% Total loans, net of reserve 3,321,446 8.45% 3,134,209 8.51% 2,609,459 8.56% Total earning assets 3,804,316 7.99% 3,636,650 8.01% 3,168,458 7.90% Total assets $ 3,992,672 $ 3,841,661 $ 3,386,121 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,742,954 4.73% $ 2,510,282 4.75% $ 2,357,866 4.77% Other borrowings 368,824 5.20% 469,999 5.25% 238,350 5.08% Long-term debt 113,406 7.30% 113,406 7.30% 73,064 7.37% Total interest bearing liabilities 3,225,184 4.87% 3,093,687 4.92% 2,669,280 4.87% Demand deposits 469,610 458,096 464,645 Stockholders' equity 275,705 267,228 230,563 Total liabilities and stockholders' equity $ 3,992,672 3.94% $ 3,841,661 3.96% $ 3,386,121 3.84% Net interest margin 3.86% 3.83% 3.80% Note: Above financial data based on continuing operations

Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 15% Total Deposit CAGR: 24% Loans Held for Investment CAGR: 28% 2002 2003 2004 2005 2006 Q3-2007 Loans Held for Investment 1003 1230 1565 2076 2722 3296 2002 2003 2004 2005 2006 Q3-2007 Demand Deposits 239 302 398 512 514 471 Interest Bearing Deposits 858 1103 1392 1983 2555 2725 2002 2003 2004 2005 2006 ($ in millions) Q3-2007 1,197 1,445 1,790 2,495 3,069 3,296

Revenue and Expense Growth Operating Revenue CAGR: 27% Net Interest Income CAGR: 28% Non-interest Income CAGR: 19% Non-interest Expense CAGR: 25% Net Interest Income Non-interest Income Non-interest Expense 2002 2003 2004 2005 2006 Q3-2007 Non Interest Expense 35370 48430 57340 65344 86913 100533 2002 2003 2004 2005 2006 Q3-2007 Net Interest Income 42246 53155 74742 94130 117813 137196 Non Interest Income 8625 10892 13632 12001 17042 20828 2002 2003 2004 2005^ 2006^ ($ in thousands) Q3-2007*^ 50,871 64,047 88,374 106,131 134,855 158,024 ^ 2005, 2006 and Q3-2007 reflect continuing operations. * 2007 annualized through 9/30/2007.

Credit Quality Credit experience remains strong Net charge-offs of $59,000 in Q3-2007, 1 bp Net recoveries of $300,000 YTD NCOs for last 12 months $538,000, 2 bps Provision of $2.0 million in Q3-2007 driven by growth in portfolio Continued favorable key measures of credit quality during quarter General outlook remains favorable

Credit Quality Reserve / Loans .79% .77% .91% 1.20% 1.44% Non-accrual loans + ORE to loans + ORE ..28% ..37% ..27% ..37% ..83% Reserve to non-accruals 3.0x 2.3x 3.3x 3.2x 1.7x Reserve to NPL 2.0x 1.9x 2.2x 3.1x 1.7x Net Charge-offs / Average Loans YTD 2007 2006 2005 2004 2003

Closing Comments Continuing growth Moderating economy Confirming guidance

Q & A